SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: February 21, 2002
                        (Date of earliest event reported)


                               QCR Holdings, Inc.
                        (f/k/a Quad City Holdings, Inc.)
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


        0-22208                                         42-1397595
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(Commission File Number)                 (I.R.S. Employer Identification Number)


             3551 Seventh Street, Suite 204, Moline, Illinois 61265
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (309) 736-3580
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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Item 5.  Other Events and Regulation FD Disclosure

On February 21, 2002, QCR Holdings, Inc. issued a stockholder letter related to its earnings for the 2nd quarter ended December 31, 2001 and a press release regarding the settlement of its arbitration dispute with Nova Information Systems, Inc. The stockholder letter is attached hereto as Exhibit 99.1 and the press release is attached hereto as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.
                  -----------------------------------------

                  None.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  None.

         (c)      Exhibits.
                  --------

                  99.1 - Stockholder letter dated February 21, 2002

                  99.2 - Press release dated February 21, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     QCR HOLDINGS, INC.

Dated:  February 21, 2002                       By:    /s/ Todd A Gipple
                                                       -------------------------
                                                       Todd A. Gipple
                                                       Chief Financial Officer